                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                      For Remittance Date: June 30, 2001

A. PRINCIPAL BALANCE RECONCILIATION

                                                                                                                             Number
                                                     A-1            A-2            A-3            A-4           Total          of
                                                                                                                            Accounts
                                                 -----------------------------------------------------------------------------------
  (A) Original Principal Balance                  42,750,000.00  97,000,000.00  55,000,000.00  52,023,107.00  246,773,107.00  17,753
                                                 -----------------------------------------------------------------------------------
  (B) Beginning Period Principal Balance                   0.00   8,252,017.18  55,000,000.00  52,023,107.00  115,275,124.18  11,268
                                                 -----------------------------------------------------------------------------------
  (C) Collections (Regular Payments)                       0.00   2,833,733.15           0.00           0.00    2,833,733.15      NA
                                                 -----------------------------------------------------------------------------------
  (D) Withdrawal from Payahead (Principal)                 0.00       2,469.50           0.00           0.00        2,469.50      NA
                                                 -----------------------------------------------------------------------------------
  (E) Collections (Principal Payoffs)                      0.00   2,702,833.10           0.00           0.00    2,702,833.10     367
                                                 -----------------------------------------------------------------------------------
  (F) Collections (Principal Recoveries)                   0.00      99,604.66           0.00           0.00       99,604.66      NA
                                                 -----------------------------------------------------------------------------------
  (G) Charge Offs Amount                                   0.00     276,094.82           0.00           0.00      276,094.82      27
                                                 -----------------------------------------------------------------------------------
  (H) Principal Reductions (Partial Charge-Offs)           0.00           0.00           0.00           0.00            0.00      NA
                                                 -----------------------------------------------------------------------------------
  (I) Repurchases                                          0.00           0.00           0.00           0.00            0.00       0
                                                 -----------------------------------------------------------------------------------
  (J) Ending Balance                                       0.00   2,337,281.95  55,000,000.00  52,023,107.00  109,360,388.95  10,874
                                                 -----------------------------------------------------------------------------------

  Notional Principal Balance:
                                                                                                            ----------------
  (K) Beginning                                                                                                54,913,344.37
                                                                                                            ----------------
  (L) Ending                                                                                                   48,998,609.14
                                                                                                            ----------------
                                                 ---------------------------------------------------------------------------
  (M) Certificate Factor                               0.000000%      2.409569%    100.000000%    100.000000%      44.316170%
                                                 ---------------------------------------------------------------------------

B. CASH FLOW RECONCILIATION
                                                                                                                    Total
                                                                                                            ----------------
  (A) Cash Wired                                                                                                6,918,820.37
                                                                                                            ----------------
  (B) Interest Wired/Earned                                                                                        20,817.07
                                                                                                            ----------------
  (C) Withdrawal from Payahead Account                                                                              2,469.50
                                                                                                            ----------------
  (D) Advances                                                                                                      8,398.84
                                                                                                            ----------------
  (E) Repurchases                                                                                                       0.00
                                                                                                            ----------------
  (F) Gross Charge-Off Recoveries                                                                                       0.00
                                                                                                            ----------------
  (G) Gross Charge-Off Advances                                                                                     2,574.93
                                                                                                            ----------------
  (H) Spread Account Withdrawal                                                                                         0.00
                                                                                                            ----------------
  (I) "A" Surety Bond Draw for "I" Interest                                                                             0.00
                                                                                                            ----------------
  (J) "A" Surety Bond Draw for  "A-1" Principal or Interest                                                             0.00
                                                                                                            ----------------
  (K) "A" Surety Bond Draw for "A-2" Principal or Interest                                                              0.00
                                                                                                            ----------------
  (L) "A" Surety Bond Draw for  "A-3" Principal or Interest                                                             0.00
                                                                                                            ----------------
  (M) "A" Surety Bond Draw for "A-4" Principal or Interest                                                              0.00
                                                                                                            ----------------
                                                                                                            ----------------
               TOTAL COLLECTIONS                                                                                6,953,080.71
                                                                                                            ----------------


C. TRUSTEE DISTRIBUTION
                                                                                                                   Total
                                                                                                            ----------------
  (A) Total Cash Flow                                                                                           6,953,080.71
                                                                                                            ----------------
  (B) Unrecovered Interest Advances                                                                                 2,574.93
                                                                                                            ----------------
  (C) Servicing Fee (Due and Unpaid)                                                                               72,046.95
                                                                                                            ----------------
  (D) Interest to "A-1" Certificate Holders, including Overdue                                                          0.00
                                                                                                            ----------------
  (E) Interest to "A-2" Certificate Holders, including Overdue                                                     47,311.57
                                                                                                            ----------------
  (F) Interest to "A-3" Certificate Holders, including Overdue                                                    316,708.33
                                                                                                            ----------------
  (G) Interest to "A-4" Certificate Holders, including Overdue                                                    306,502.81
                                                                                                            ----------------
  (H) Interest to "I" Certificate Holders, including Overdue                                                       68,641.68
                                                                                                            ----------------
  (I) Principal to "A-1" Certificate Holders, including Overdue                                                         0.00
                                                                                                            ----------------
  (J) Principal to "A-2" Certificate Holders, including Overdue                                                 5,914,735.23
                                                                                                            ----------------
  (K) Principal to "A-3" Certificate Holders, including Overdue                                                         0.00
                                                                                                            ----------------
  (L) Principal to "A-4" Certificate Holders, including Overdue                                                         0.00
                                                                                                            ----------------
  (M) Reinsurance Fee                                                                                                   0.00
                                                                                                            ----------------
  (N) Surety Bond Fee                                                                                              19,852.94
                                                                                             -------------------------------
  (O)       First Loss Protection                                                                       0.00
                                                                                             ---------------
  (P)       Surety Bond Premium                                                                    19,852.94
                                                                                             -------------------------------
  (Q) Interest Advance Recovery Payments                                                                                0.00
                                                                                                            ----------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                      For Remittance Date:  June 30, 2001

                                                                                                                  -----------------
(R)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                                      0.00
                                                                                                                  -----------------
(S)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                                      0.00
                                                                                                                  -----------------
(T)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-3" Interest                                                      0.00
                                                                                                                  -----------------
(U)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-4" Interest                                                      0.00
                                                                                                                  -----------------
(V)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                                        0.00
                                                                                                                  -----------------
(W)  Deposit to Payahead                                                                                                       0.00
                                                                                                                  -----------------
(X)  Bank Account Interest to Servicer                                                                                    20,817.07
                                                                                                                  -----------------
(Y)  Excess Yield                                                                                                        183,889.20
                                                                                                                  -----------------
                                                                                                                  -----------------
     BALANCE                                                                                                                   0.00
                                                                                                                  -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                                 Spread Account     Surety Bond
                                                                                               ----------------------------------
(A)  Beginning Balance                                                                              7,695,822.74   108,776,566.08
                                                                                               ----------------------------------
(B)  Additions to Spread Amount                                                                       183,889.20              N/A
                                                                                               ----------------------------------
(C)  Interest Earned                                                                                   25,515.98              N/A
                                                                                               ----------------------------------
(D)  Draws                                                                                                  0.00             0.00
                                                                                               ----------------------------------
(E)  Reimbursement for Prior Draws                                                                           N/A             0.00
                                                                                               ----------------------------------
(F)  Distribution of Funds to "IC" Class or Servicer                                                         N/A             0.00
                                                                                               ----------------------------------
(G)  Prior Month Distribution of Funds to "IC" Class                                                        0.00              N/A
                                                                                               ----------------------------------
(H)  Ending Balance                                                                                 7,905,227.92   102,475,777.55
                                                                                               ----------------------------------
                                                                                               ----------------------------------
(I)  Required Balance                                                                             101,171,600.29   102,475,777.55
                                                                                               ----------------------------------
(J)  Distribution to "IC" Class                                                                             0.00
                                                                                               -----------------


E.  CURRENT RECEIVABLES DELINQUENCY
          #Payment Delinquency                                                        Number          Balance
          --------------------                                                    ------------------------------
(A)  31-60                                                                                   97       926,245.91
                                                                                  ------------------------------
(B)  61-90                                                                                   40       335,167.76
                                                                                  ------------------------------
(C)  91+                                                                                     18       168,335.08
                                                                                  ------------------------------
(D)  Total                                                                                  155     1,429,748.75
                                                                                  ------------------------------


F.  EXCESS YIELD
                                                                                  Excess Yield         Pool          Excess Yield
                  Month                                                             Balance          Balance       (Annualized %)
                  -----                                                           -----------------------------------------------
(A)  Current                                                                         183,889.20   109,360,388.95           2.0178%
                                                                                  -----------------------------------------------
(B)  1st Previous                                                                    312,261.03   115,275,124.18           3.2506%
                                                                                  -----------------------------------------------
(C)  2nd Previous                                                                    285,001.38   121,374,494.71           2.8177%
                                                                                  -----------------------------------------------
(D)  3rd Previous                                                                    285,346.29   127,830,175.70           2.6787%
                                                                                  -----------------------------------------------
(E)  Four-Month Rolling Excess Yield                                                 266,624.48   118,460,045.89           2.7009%
                                                                                  -----------------------------------------------


G.  DELINQUENCY RATE (30+)
                                                                                      Month            Pool
                  Month                                                              Balance         Balance                %
                  -----                                                           -----------------------------------------------
(A)  Current                                                                       1,429,748.75   109,360,388.95           1.3074%
                                                                                  -----------------------------------------------
(B)  1st Previous                                                                  1,301,044.18   115,275,124.18           1.1286%
                                                                                  -----------------------------------------------
(C)  2nd Previous                                                                  1,018,420.08   121,374,494.71           0.8391%
                                                                                  -----------------------------------------------
(D)  3rd Previous                                                                  1,232,454.87   127,830,175.70           0.9641%
                                                                                  -----------------------------------------------
(E)  Four-Month Rolling Average                                                    1,245,416.97   118,460,045.89           1.0513%
                                                                                  -----------------------------------------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                      For Remittance Date: June 30, 2001

H.  NET LOSS RATE

                                                                   Charge-Off        Liquidation         Average         Defaulted
                        Month                                       Balance          Proceeds            Balance       (Annualized)
                        -----                                  -------------------------------------------------------------------
    (A)  Current                                                  375,699.48            174,186.12   112,317,756.57        2.1530%
                                                               -------------------------------------------------------------------
    (B)  1st Previous                                             172,825.97             63,814.73   118,324,809.45        1.1055%
                                                               -------------------------------------------------------------------
    (C)  2nd Previous                                             387,148.91            183,771.45   124,602,335.21        1.9587%
                                                               -------------------------------------------------------------------
    (D)  Three-Month Rolling Average                              311,891.45            140,590.77   118,414,967.07        1.7359%
                                                               -------------------------------------------------------------------

I.  CHARGE-OFF / RECOVERIES
                                                                    Number                Balance
                                                               -------------------------------------
    (A)  Collection Period Charge-Off Receivables                         27            276,094.82
                                                               -------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                        591          5,540,167.26
                                                               -------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                      NA             74,581.46
                                                               -------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                                NA            632,089.64
                                                               -------------------------------------

J.  REPOSSESSIONS

   (A)  Collection Period Repossessions                                   24            338,849.35
                                                               -------------------------------------
   (B)  Aggregate Repossessions                                          556          7,209,608.47
                                                               -------------------------------------
   (C)  Unliquidated Repossessions                                        39            537,767.17
                                                               -------------------------------------

K.  FORCED PLACE INSURANCE

    (A)  FPI Charge-Offs                                                   0                  0.00
                                                               -------------------------------------
    (B)  FPI Canceled/Waived/Removed/ Reversed                             0                  0.00
                                                               -------------------------------------

L.  PAYAHEAD RECONCILIATION

    (A)  Beginning Balance                                        194,735.36
                                                               -------------
    (B)  Deposit                                                        0.00
                                                               -------------
    (C)  Withdrawal                                                 2,469.50
                                                               -------------
    (D)  Ending Balance                                           192,265.86
                                                               -------------

Approved By:    /s/ Michael J. LaOrange
              -------------------------
              Michael LaOrange
              Vice President, Controller
              Bay View Acceptance Corp

                      Bay View Securitization Corporation
                         Bay View 2000 LJ-1 Auto Trust
                      For Remittance Date: June 30, 2001

A. PRINCIPAL BALANCE RECONCILIATION
                                                                                                                            Number
                                                 A-1             A-2             A-3             A-4            Total         of
                                                                                                                           Accounts
                                           ----------------------------------------------------------------------------------------
   (A) Original Principal Balance           64,000,000.00  132,000,000.00  80,000,000.00   80,559,839.00  356,559,839.00     20,329
                                           ----------------------------------------------------------------------------------------
   (B) Beginning Period Principal Balance            0.00   37,772,098.80  80,000,000.00   80,559,839.00  198,331,937.80     14,894
                                           ----------------------------------------------------------------------------------------
   (C) Collections (Regular Payments)                0.00    4,684,439.38           0.00            0.00    4,684,439.38        N/A
                                           ----------------------------------------------------------------------------------------
   (D) Withdrawal from Payahead                      0.00       24,453.06           0.00            0.00       24,453.06        N/A
                                           ----------------------------------------------------------------------------------------
   (E) Collections (Principal Payoffs)               0.00    3,900,278.54           0.00            0.00    3,900,278.54        380
                                           ----------------------------------------------------------------------------------------
   (F) Net Liquidation Proceeds                      0.00       67,701.31           0.00            0.00       67,701.31        N/A
                                           ----------------------------------------------------------------------------------------
   (G) Charge Off Amount                             0.00      172,840.87           0.00            0.00      172,840.87         13
                                           ----------------------------------------------------------------------------------------
   (H) Partial Charge-Offs                           0.00            0.00           0.00            0.00            0.00        N/A
                                           ----------------------------------------------------------------------------------------
   (I) Repurchases                                   0.00            0.00           0.00            0.00            0.00          0
                                           ----------------------------------------------------------------------------------------
   (J) Ending Balance                                0.00   28,922,385.64  80,000,000.00   80,559,839.00  189,482,224.64     14,501
                                            ----------------------------------------------------------------------------------------

                                            -------------------------------------------------------------------------------
   (K) Certificate Factor                        0.000000%      21.910898%    100.000000%     100.000000%      53.141774%
                                            -------------------------------------------------------------------------------


B. CASH FLOW RECONCILIATION
                                                                                                                    Totals
                                                                                                            ----------------
   (A) Cash Wired                                                                                              10,311,321.54
                                                                                                            ----------------
   (B) Interest Wired                                                                                              40,220.90
                                                                                                            ----------------
   (C) Withdrawal from Payahead Account                                                                            24,453.06
                                                                                                            ----------------
   (D) Advances                                                                                                     2,774.75
                                                                                                            ----------------
   (E) Repurchases                                                                                                      0.00
                                                                                                            ----------------
   (F) Gross Charge-Off Recoveries                                                                                      0.00
                                                                                                            ----------------
   (G) Gross Charge-Off Advances                                                                                    1,948.42
                                                                                                            ----------------
   (H) Spread Account Withdrawal                                                                                        0.00
                                                                                                            ----------------
   (I) "A" Surety Bond Draw for "A-1" Principal or Interest                                                             0.00
                                                                                                            ----------------
   (J) "A" Surety Bond Draw for "A-2" Principal or Interest                                                             0.00
                                                                                                            ----------------
   (K) "A" Surety Bond Draw for "A-3" Principal or Interest                                                             0.00
                                                                                                            ----------------
   (L) "A" Surety Bond Draw for "A-4" Principal or Interest                                                             0.00
                                                                                                            ----------------

                                                                                                            ----------------
       TOTAL COLLECTIONS                                                                                       10,380,718.67
                                                                                                            ----------------


C. TRUSTEE DISTRIBUTION
                                                                                                                   Total
                                                                                                            ----------------
   (A) Total Cash Flow                                                                                         10,380,718.67
                                                                                                            ----------------
   (B) Unrecovered Interest Advances                                                                                1,948.42
                                                                                                            ----------------
   (C) Servicing Fee (Due and Unpaid)                                                                             123,957.46
                                                                                                            ----------------
   (D) Interest to "A-1" Certificate Holders, including Overdue                                                         0.00
                                                                                                            ----------------
   (E) Interest to "A-2" Certificate Holders, including Overdue                                                   237,334.69
                                                                                                            ----------------
   (F) Interest to "A-3" Certificate Holders, including Overdue                                                   509,333.33
                                                                                                            ----------------
   (G) Interest to "A-4" Certificate Holders, including Overdue                                                   512,897.64
                                                                                                            ----------------
   (H) Principal to "A-1" Certificate Holders, including Overdue                                                        0.00
                                                                                                            ----------------
   (I) Principal to "A-2" Certificate Holders, including Overdue                                                8,849,713.16
                                                                                                            ----------------
   (J) Principal to "A-3" Certificate Holders, including Overdue                                                        0.00
                                                                                                            ----------------
   (K) Principal to "A-4" Certificate Holders, including Overdue                                                        0.00
                                                                                                            ----------------
   (L) Surety Bond Fee                                                                                             33,055.32
                                                                                                            ----------------
   (M) Interest Advance Recovery Payments                                                                               0.00
                                                                                                            ----------------
   (N) Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Int or Prin                                          0.00
                                                                                                            ----------------
   (O) Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Int or Prin                                          0.00
                                                                                                            ----------------
   (P) Unreimbursed Draws on Class "A" Surety Bond for Class "A-3" Int or Prin                                          0.00
                                                                                                            ----------------
   (Q) Unreimbursed Draws on Class "A" Surety Bond for Class "A-4" Int or Prin                                          0.00
                                                                                                            ----------------
   (R) Deposit to Payahead                                                                                              0.00
                                                                                                            ----------------
   (S) Bank Account Interest to Servicer                                                                           40,220.90
                                                                                                            ----------------
   (T) Excess Yield                                                                                                72,257.75
                                                                                                            ----------------

                                                                                                            ----------------
       BALANCE                                                                                                          0.00
                                                                                                            ----------------

                      Bay View Securitization Corporation
                         Bay View 2000 LJ-1 Auto Trust
                      For Remittance Date: June 30, 2001

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                                Spread Account       Surety Bond
                                                                                            -------------------------------------
    (A)  Beginning Balance                                                                            5,068,578.45  14,870,695.00
                                                                                            -------------------------------------
    (B)  Additions to Spread Amount                                                                      72,257.75            N/A
                                                                                            -------------------------------------
    (C)  Interest Earned                                                                                 16,910.58           0.00
                                                                                            -------------------------------------
    (D)  Draws                                                                                                0.00           0.00
                                                                                            -------------------------------------
    (E)  Reimbursement for Prior Draws                                                                         N/A           0.00
                                                                                            -------------------------------------
    (F)  Distribution of Funds to Servicer                                                                     N/A           0.00
                                                                                            -------------------------------------
    (G)  Prior Month Distribution of Funds to "IC" Certificate Holder                                         0.00            N/A
                                                                                            -------------------------------------
    (H)  Ending Balance                                                                               5,157,746.78  14,870,695.00
                                                                                            -------------------------------------
                                                                                            -------------------------------------
    (I)  Required Balance                                                                           190,865,747.76  14,870,695.00
                                                                                            -------------------------------------
    (J)  Current Month Distribution of Funds to "IC" Certificate
         Holder                                                                                               0.00
                                                                                            ----------------------

E.  CURRENT RECEIVABLES DELINQUENCY

                    #Payment Delinquency                                         Number                 Balance
                    --------------------                                   ---------------------------------------
    (A)  30-59                                                                            64            768,895.10
                                                                           ---------------------------------------
    (B)  60-89                                                                            24            360,255.37
                                                                           ---------------------------------------
    (C)  90+                                                                              16            258,148.39
                                                                           ---------------------------------------
    (D)  Total                                                                           104          1,387,298.86
                                                                           ---------------------------------------

F.  EXCESS YIELD
                                                                              Excess Yield               Pool        Excess Yield
                           Month                                                Balance                Balance      (Annualized %)
                           -----                                           --------------------------------------------------------
    (A)  Current                                                                   72,257.75        189,482,224.64         0.4576%
                                                                           --------------------------------------------------------
    (B)  1st Previous                                                              82,499.27        198,331,937.80         0.4992%
                                                                           --------------------------------------------------------
    (C)  2nd Previous                                                              16,527.56        207,264,367.42         0.0957%
                                                                           --------------------------------------------------------
    (D)  3rd Previous                                                               9,634.19        216,658,374.78         0.0534%
                                                                           --------------------------------------------------------
    (E)  Four-Month Rolling Excess Yield                                           45,229.69        202,934,226.16         0.2675%
                                                                           --------------------------------------------------------

G.  DELINQUENCY RATE (30+)

                                                                                 Month                  Pool
                           Month                                                Balance                Balance              %
                           -----                                           --------------------------------------------------------
    (A)  Current                                                                1,387,298.86        189,482,224.64         0.7322%
                                                                           --------------------------------------------------------
    (B)  1st Previous                                                           1,292,667.51        198,331,937.80         0.6518%
                                                                           --------------------------------------------------------
    (C)  2nd Previous                                                           1,169,218.53        207,264,367.42         0.5641%
                                                                           --------------------------------------------------------
    (D)  3rd Previous                                                           1,313,529.24        216,658,374.78         0.6063%
                                                                           --------------------------------------------------------
    (E)  Four-Month Rolling Average                                             1,290,678.54        202,934,226.16         0.6360%
                                                                           --------------------------------------------------------

H.  NET LOSS RATE
                                                                   Charge-Off          Liquidation     Average           Defaulted
                           Month                                     Balance             Proceeds      Balance         (Annualized)
                           -----                                 ------------------------------------------------------------------
    (A)  Current                                                          240,542.18     126,825.44    193,907,081.22      0.7037%
                                                                 ------------------------------------------------------------------
    (B)  1st Previous                                                     314,129.75     151,501.21    202,798,152.61      0.9623%
                                                                 ------------------------------------------------------------------
    (C)  2nd Previous                                                     352,773.08      87,288.70    211,961,371.10      1.5030%
                                                                 ------------------------------------------------------------------
    (D)  Three-Month Rolling Average                                      302,481.67     121,871.78    202,888,868.31      1.0682%
                                                                 ------------------------------------------------------------------

I.  CHARGE-OFF / RECOVERIES
                                                                             Number                    Balance
                                                                 --------------------------------------------------
    (A)  Collection Period Charge-Off Receivables                              13                       172,840.87
                                                                 --------------------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                             305                     3,526,891.50
                                                                 --------------------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                           NA                        59,124.13
                                                                 --------------------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                                     NA                       484,855.79
                                                                 --------------------------------------------------

                      Bay View Securitization Corporation
                         Bay View 2000 LJ-1 Auto Trust
                      For Remittance Date: June 30, 2001


J. REPOSSESSIONS
                                                       ------------------------
(A)  Collection Period Repossessions                     27        416,185.81
                                                       ------------------------
(B)  Aggregate Repossessions                             300     5,053,475.59
                                                       ------------------------
(C)  Unliquidated Repossessions                          37        574,740.76
                                                       ------------------------


K.  FORCED PLACE INSURANCE
                                                       ------------------------
(A)  FPI Charge-Offs                                          0           0.00
                                                       ------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                    0           0.00
                                                       ------------------------

L.  PAYAHEAD RECONCILIATION
                                                       -------------
(A)  Beginning Balance                                   179,068.32
                                                       -------------
(B)  Deposit                                                   0.00
                                                       -------------
(C)  Withdrawal                                           24,453.06
                                                       -------------
(D)  Ending Balance                                      154,615.26
                                                       -------------







Approved By:     /s/ Michael J. LaOrange
             ----------------------------
             Michael LaOrange
             Vice President, Controller
             Bay View Acceptance Corp